Fees Summary	Jan. 06, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 23,352,801.17
Previously Paid Amount	0.00
Total Fee Amount	3,225.02
Total Offset Amount	0.00
Net Fee	$ 3,225.02